UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 9, 2004
                                  -------------

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                        0-26762                 65-0271219
          -------                        -------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
                           ---------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 384-0175
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events.

On April 9, 2004, Pediatrix Medical Group, Inc. issued a press release announcing director nominees for its annual meeting of shareholders to be held on May 20, 2004. The press release, which is attached hereto as an exhibit and incorporated herein by reference, announced that John K. Carlyle, Chairman of the Board, will not stand for re-election to the registrant's Board of Directors and that Lawrence M. Mullen will stand for election as a director in Mr. Carlyle's place. In addition to Mr. Mullen, the director nominees for the annual meeting include six existing directors: Roger J. Medel, M.D., Cesar L. Alvarez, Waldemar A. Carlo, M.D., Michael B. Fernandez, Roger K. Freeman, M.D., and Paul
G. Gabos.

(c).       Exhibits

99.1        Press Release of Pediatrix Medical Group, Inc., dated April 9, 2004.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PEDIATRIX MEDICAL GROUP, INC.


Date:  April 9, 2004            By:    /s/ Thomas W. Hawkins
                                       -----------------------------------------
                                       Thomas W. Hawkins
                                       Senior Vice President and General Counsel

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

99.1     Press Release dated April 9, 2004.